INVESTMENT PROPERTIES	6 Months Ended
Jun. 30, 2026
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents a roll forward of the partnership’s investment property balances, all of which are considered Level 3 within the fair value hierarchy, for the six months ended June 30, 2026 and the year ended December 31, 2025:

	Six months ended Jun. 30, 2026			Year ended Dec. 31, 2025
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of period	$54,672	$2,262	$56,934	$60,093	$1,985	$62,078
Changes resulting from:
Property acquisitions	3,908	21	3,929	2,977	229	3,206
Acquisitions from business combinations(1)	—	—	—	361	—	361
Capital expenditures	258	173	431	710	410	1,120
Property dispositions(2)	(827)	—	(827)	(2,501)	(38)	(2,539)
Fair value gains (losses), net	145	78	223	(318)	155	(163)
Foreign currency translation	(281)	(10)	(291)	846	68	914
Transfers between commercial properties and commercial developments	1,275	(1,275)	—	414	(414)	—
Deconsolidation of India REIT(3)	—	—	—	(3,485)	(128)	(3,613)
Reclassification to assets held for sale and other changes	(664)	—	(664)	(4,425)	(5)	(4,430)
Reclassification of Opportunistic Fund Investments to assets held for sale(4)	(12,151)	(601)	(12,752)	—	—	—
Deconsolidation of South Korea Mixed-use(5)	(2,824)	—	(2,824)	—	—	—
Balance, end of period(6)	$43,511	$648	$44,159	$54,672	$2,262	$56,934
(1)Includes commercial properties acquired through business combinations during the period. See Note 3, Business Combinations, for more information.
(2)Property dispositions represent the carrying value on the date of sale.
(3)In the first quarter of 2025, the partnership sold a partial interest in Brookfield India Real Estate Trust (“India REIT”), resulting in a loss of control and deconsolidation of this investment. The partnership’s retained interest is now accounted for under the equity method (“Deconsolidation of India REIT”).
(4)See Note 29, Related Parties for further information on the Reclassification of Opportunistic Fund Investments to assets held for sale.
(5)The partnership recapitalized a mixed-use portfolio in South Korea in the Brookfield Strategic Real Estate Partners (“BSREP”) II fund for total commitments of approximately $826 million, including an approximately $100 million investment from the partnership. The recapitalization resulted in a loss of control and deconsolidation of this investment. The partnership’s retained interest is now accounted for under the equity method (“South Korea Mixed-use”).
(6)Includes right-of-use assets related to commercial properties and commercial developments of $730 million and nil, respectively, as of June 30, 2026 (December 31, 2025 - $903 million and $24 million). Current lease liabilities of $163 million (December 31, 2025 - $162 million) have been included in accounts payable and other liabilities, and non-current lease liabilities of $567 million (December 31, 2025 - $717 million) have been included in other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated stabilized annual net operating income. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. Except for the impact of interest rates and inflation, there are currently no known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in these financial statements. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.
In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain assets, the partnership relies on valuations prepared by external valuation professionals. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values and differences are reconciled when they arise.

Valuation Metrics
The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Jun. 30, 2026			Dec. 31, 2025
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (years)	Discount rate	Terminal capitalization rate	Investment horizon (years)
Office(1)	Discounted cash flow	6.7%	5.4%	10	6.7%	5.6%	11
Retail(2)	Discounted cash flow	7.0%	5.4%	10	7.1%	5.4%	10
LP Investments(3)(4)	Discounted cash flow	9.2%	6.8%	9	9.3%	5.8%	8
(1)Included in the partnership's total Office portfolio are 16 Super Core office and mixed-use complexes in key global markets with a weighted-average discount rate of 6.7% (December 31, 2025 - 6.8%).
(2)Included in the partnership's total Retail portfolio are 18 Super Core retail centers with a weighted-average discount rate of 6.2% (December 31, 2025 - 6.2%).
(3)The valuation method used to value multifamily properties is the direct capitalization method. At June 30, 2026, the overall implied capitalization rate used for properties using the direct capitalization method was 5.1% (December 31, 2025 - 5.2%) except for certain multifamily investments valued using the discounted cash flow method.
(4)Excludes assets reclassified to held for sale and deconsolidated during the period. See Note 29, Related Parties for further information on the Reclassification of Opportunistic Fund Investments to assets held for sale and the Deconsolidation of South Korea Mixed-use.

Fair Value Measurement
The following table presents the partnership’s investment properties measured at fair value in the condensed consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined in Note 2(h) in the consolidated financial statements as of December 31, 2025:

	Jun. 30, 2026				Dec. 31, 2025
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Office	$—	$—	$18,242	$363	$—	$—	$18,114	$1,460
Retail	—	—	18,500	45	—	—	18,712	45
LP Investments	—	—	6,769	240	—	—	17,846	757
Total	$—	$—	$43,511	$648	$—	$—	$54,672	$2,262

Fair Value Sensitivity
The following table presents a sensitivity analysis to the impact of a 25-basis point (“bps”) increase of the discount rate and terminal capitalization or overall implied capitalization rate (“ICR”) on fair values of the partnership’s commercial properties as of June 30, 2026, for properties valued using the discounted cash flow or direct capitalization method, respectively:

	Jun. 30, 2026
(US$ Millions)	Impact of +25bps DR	Impact of +25bps TCR	Impact of +25bps DR and +25bps TCR or +25bps ICR
Office	$387	$601	$973
Retail	463	680	1,028
LP Investments(1)	84	115	253
Total	$934	$1,396	$2,254
(1)     The valuation method used to value multifamily properties is the direct capitalization method except for certain multifamily investments valued using the discounted cash flow method. The impact of the sensitivity analysis on the discount rate includes properties valued using the DCF method as well as properties valued using an overall implied capitalization rate under the direct capitalization method.